Exhibit 99

Dillard’s, Inc. Hosts Annual Meeting of Shareholders

LITTLE ROCK, Ark.--(BUSINESS WIRE)--May 17, 2014--Dillard’s, Inc. (DDS-NYSE) (the “Company” or “Dillard’s”) conducted its annual meeting of shareholders today in Little Rock, Arkansas with Dillard’s Chief Executive Officer, William Dillard, II, presiding. During the meeting, Mr. Dillard reflected on Dillard’s favorable financial results, particularly highlighting the balance sheet improvement over the last five years. Mr. Dillard noted the Company had returned over $1.7 billion to shareholders in the form of dividends and share repurchases over that term. Mr. Dillard stated that the Company should continue to generate more cash than is required for operations in the future. He stated that Dillard’s expects to continue to return excess cash to shareholders.

Dillard’s Chief Financial Officer, James Freeman, noted that all director nominees had been elected by a wide majority of shareholders of both Class A and Class B Common Stock outstanding. Mr. Freeman added that the proxy proposals regarding the advisory vote on executive compensation and the ratification of the selection of the Company’s independent registered public accountants were approved by a wide majority of the shareholders, as well. A final vote count will be provided on Form 8k in the coming days.

Forward-Looking Information

The foregoing contains certain “forward-looking statements” within the definition of federal securities laws. The following are or may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995: statements including (a) words such as “may,” “will,” “could,” “believe,”, “should”, “expect,” “future,” “potential,” “anticipate,” “intend,” “plan,” “estimate,” “continue,” or the negative or other variations thereof, and (b) statements regarding matters that are not historical facts. The Company cautions that forward-looking statements contained in this report are based on estimates, projections, beliefs and assumptions of management and information available to management at the time of such statements and are not guarantees of future performance. The Company disclaims any obligation to update or revise any forward-looking statements based on the occurrence of future events, the receipt of new information, or otherwise. Forward-looking statements of the Company involve risks and uncertainties and are subject to change based on various important factors. Actual future performance, outcomes and results may differ materially from those expressed in forward-looking statements made by the Company and its management as a result of a number of risks, uncertainties and assumptions. Representative examples of those 2 factors include (without limitation) general retail industry conditions and macro-economic conditions; economic and weather conditions for regions in which the Company’s stores are located and the effect of these factors on the buying patterns of the Company’s customers, including the effect of changes in prices and availability of oil and natural gas; the availability of consumer credit; the impact of competitive pressures in the department store industry and other retail channels including specialty, off-price, discount and Internet retailers; changes in consumer spending patterns, debt levels and their ability to meet credit obligations; changes in legislation, affecting such matters as the cost of employee benefits or credit card income; adequate and stable availability and pricing of materials, production facilities and labor from which the Company sources its merchandise; changes in operating expenses, including employee wages, commission structures and related benefits; system failures or data security breaches; possible future acquisitions of store properties from other department store operators; the continued availability of financing in amounts and at the terms necessary to support the Company’s future business; fluctuations in LIBOR and other base borrowing rates; potential disruption from terrorist activity and the effect on ongoing consumer confidence; epidemic, pandemic or other public health issues; potential disruption of international trade and supply chain efficiencies; world conflict and the possible impact on consumer spending patterns and other economic and demographic changes of similar or dissimilar nature. The Company’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended February 1, 2014, contain other information on factors that may affect financial results or cause actual results to differ materially from forward-looking statements.

CONTACT:
Dillard’s, Inc.
Julie Johnson Bull, 501-376-5965